EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc. and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

Exhibit 10.110	Amendment No. 9 to the Pooling and Servicing Agreement, dated July 31, 2010, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.1 to Form 8-K dated and filed August 3, 2010. Commission File No. 001-09618

Exhibit 10.111	Second Amendment dated August 4, 2010 to the Note Purchase Agreement among Navistar Financial Securities Corporation, as Seller, NFC, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent. Filed as Exhibit 10.1 to Form 8-K dated and filed August 5, 2010. Commission File No. 001-09618

The following documents of Navistar International Corporation and its indirect subsidiary Navistar Financial Corporation are filed herewith:

Exhibit 10.112*	Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation.

Exhibit 10.113	First Amendment dated as of June 21, 2010 to the Note Purchase Agreement among Navistar Financial Securities Corporation, as Seller, NFC, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent.

Exhibit 10.114	First Amendment, dated June 28, 2010, to Amended and Restated Credit Agreement, by and among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

E-1